UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Zygo Corporation

______________________________________________________________________________

(Name of Registrant as Specified In Its Charter)

_________________________________________________________________________________________________________________________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

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(2)	Aggregate number of securities to which transaction applies:

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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ZYGO CORPORATION

Laurel Brook Road

Middlefield, Connecticut 06455

January 21, 2010

Dear Zygo Corporation Stockholder:

We are pleased to announce that, effective upon the commencement of his employment as President and Chief Executive Officer of Zygo Corporation on January 18, 2009, our Board of Directors nominated Dr. Chris L. Koliopoulos for election as a director at our Annual Meeting of Stockholders scheduled to be held on February 10, 2010, to hold office until the next Annual Meeting of Stockholders.

Because this change adds Dr. Koliopoulos to the slate of directors proposed to be elected at the Annual Meeting, we are providing you with additional information in the enclosed Supplement to Proxy Statement and amended proxy card to allow stockholders to vote on the election of Dr. Koliopoulos to a one-year term on our Board. For technical purposes, the election of Dr. Koliopoulos as a director is being considered as a separate proposal (Proposal No. 3).

You should resubmit your vote on all three proposals in your proxy or voting instructions by one of the alternatives described in the Supplement. The receipt of your new proxy or voting instructions will revoke and supersede any proxy or voting instructions previously submitted. If you have already voted and do not submit new voting instructions, your previously submitted proxy or voting instructions will be voted at the Annual Meeting with respect to all other proposals but will not be counted in determining the outcome of the election of Dr. Koliopoulos to our Board.

Please read the Proxy Statement that was previously made available to stockholders and the attached Supplement in their entirety, as together they contain all of the information that is important to your decisions in voting at the Annual Meeting.

Very truly yours,

Bruce W. Worster Chairman of the Board

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ZYGO CORPORATION

Laurel Brook Road

Middlefield, Connecticut 06455

AMENDED NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held February 10, 2010

The Annual Meeting of Stockholders of ZYGO CORPORATION (our “Company”) will be held at the Marriott New York East Side, 525 Lexington Avenue at 49th Street, New York, New York on February 10, 2010, at 10:00 a.m. local time, for the following purposes:

1.	To elect eight directors for the ensuing year.
2.	To ratify the appointment of our independent registered public accounting firm.
3.	To elect one additional director, Dr. Chris L. Koliopoulos, for the ensuing year.
4.	To act upon any other matter that may properly come before the meeting or any adjournment or postponement of the meeting.

Detailed information with respect to these matters is set forth in our Proxy Statement made available to stockholders on or about December 22, 2009, except that information with respect to the third item listed above is set forth in the accompanying Supplement to Proxy Statement. In addition, the Proxy Statement, Supplement to Proxy Statement, 2009 Annual Report and an amended form of Proxy Card (which includes the third item listed above) are available on the Internet at www.proxyvote.com.

Stockholders of record at the close of business on December 14, 2009 are entitled to notice of and to vote at the meeting. This year, we are using the “Notice and Access” method of providing proxy materials to you via the Internet. We previously mailed to our stockholders, on or about December 22, 2009, a Notice of Internet Availability of Proxy Materials. On or about January 25, 2010, we will mail to our stockholders an Amended Notice of  Internet Availability of Proxy Materials containing instructions on how to access our Proxy Statement, Supplement to Proxy Statement and 2009 Annual Report and vote electronically via the Internet. The Amended Notice also contains instructions on how to receive a paper copy of your proxy materials.

By Order of the Board of Directors
PAUL JACOBS,
Secretary

January 21, 2010

YOUR VOTE IS IMPORTANT

Please fill in, date, sign, and return your amended Proxy Card (which includes the third item listed above) promptly in the enclosed stamped envelope whether or not you plan to be present at the Annual Meeting. You may still vote in person if you attend the Annual Meeting. In lieu of mailing your amended Proxy Card, you may choose to submit a proxy via the Internet or by telephone by following the procedures provided on your amended Proxy Card. Whichever voting alternative you choose, you should resubmit your vote on all three proposals. The receipt of your new proxy or voting instructions will revoke and supersede any proxy or voting instructions previously submitted. If you have already voted and do not submit new voting instructions, your previously submitted proxy or voting instructions will be voted at the Annual Meeting with respect to all other proposals but will not be counted in determining the outcome of the third item listed above, the election of Dr. Chris L. Koliopoulos to the Board of Directors.

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ZYGO CORPORATION

Laurel Brook Road

Middlefield, Connecticut 06455

SUPPLEMENT

TO

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

To Be Held February 10, 2010

This Supplement to Proxy Statement is furnished to holders of our Common Stock, par value $.10 per share, in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders to be held on February 10, 2010, or at any adjournment or postponement of the Annual Meeting, pursuant to the accompanying Amended Notice of Annual Meeting of Stockholders.

This Supplement to Proxy Statement and the Amended Notice of Annual Meeting of Stockholders supplement and amend the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated December 22, 2009, previously made available to our stockholders in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders to be held at the Marriott New York East Side, 525 Lexington Avenue at 49th Street, New York, New York on February 10, 2010, at 10:00 a.m. local time, and at any and all adjournments or postponements of the Annual Meeting.

This Supplement is being furnished to provide information related to Proposal No. 3, which has been newly added to the agenda for the Annual Meeting. This Supplement does not provide all of the information that is important to your decisions in voting at the Annual Meeting. Additional information is contained in the Proxy Statement for our Annual Meeting that was previously made available to our stockholders. If you previously received a Notice of Internet Availability, which we mailed on or about December 22, 2009, you may view the Proxy Statement, Supplement to Proxy Statement, amended form of Proxy Card, Amended Notice of Annual Meeting of Stockholders and our 2009 Annual Report at www.proxyvote.com. See “Important Notice Regarding Internet Availability of Proxy Materials” below.

The amended proxy card enclosed with this Supplement differs from the proxy card previously furnished to you with the Proxy Statement dated December 22, 2009, in that the enclosed proxy card includes the additional Proposal No. 3. You should resubmit your vote on all three proposals by submitting the amended proxy card enclosed with this Supplement or submitting a proxy via the Internet or by telephone by following the procedures on your amended proxy card.

Except for the addition of Proposal No. 3, this Supplement does not modify, amend, supplement or otherwise affect any matter presented for consideration in the Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting of Stockholders to Be Held on February 10, 2010:

The Proxy Statement, this Supplement, the amended form of Proxy Card, the Amended Notice of Annual Meeting of Stockholders and our 2009 Annual Report to Stockholders are available on the Internet at www.proxyvote.com.

Addition of Candidate for Election at the Annual Meeting

Our Board, acting upon the recommendation of our Corporate Governance/Nominating Committee, has authorized the addition of a candidate to our nominees for election to the Board at the Annual Meeting. Dr. Chris L. Koliopoulos has been recommended as a nominee to stand for reelection as a director to serve until the next Annual Meeting of Stockholders. Biographical and other information concerning Dr. Koliopoulos is provided below under “Proposal No. 3—Election of Additional Director.”

Voting; Revocability of Proxies

Stockholders should resubmit their votes with respect to each of the three proposals set forth in the Amended Notice of Annual Meeting of Stockholders, including the newly added Proposal No. 3, by proxy via (1) the Internet, (2) a toll-free telephone call, or (3) by mailing their signed proxy card. Detailed instructions for voting can be found on the Internet at www.proxyvote.com.

If you previously submitted a proxy or voting instructions that did not include Proposal No. 3, the named proxies for the Annual Meeting, Dr. Bruce W. Worster and Mr. Walter A. Shephard, are not entitled to exercise their discretionary authority to vote for the election of Dr. Chris L. Koliopoulos as a director. Therefore, if you do not submit new voting instructions by one of the methods described above, your previously submitted proxy or voting instructions will remain valid and will be voted at the Annual Meeting with respect to Proposal No. 1 and Proposal No. 2, but will not be counted in determining the outcome of the election of Dr. Koliopoulos in Proposal No. 3. If you wish to vote your shares with respect to Proposal No. 3, you must resubmit your voting instructions on all three proposals by one of the methods described above.

Submitting your vote by proxy will not affect your right to attend the Annual Meeting and to vote in person. If you attend the Annual Meeting and wish to vote in person, you will be given a ballot at the Annual Meeting. Please note, however, that if your shares are held in “street name” by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must bring to the Annual Meeting a proxy from the record holder of the shares authorizing you to vote at the Annual Meeting.

2

PROPOSAL NO. 3

ELECTION OF ADDITIONAL DIRECTOR

Effective upon the commencement of his employment as President and Chief Executive Officer of Zygo Corporation on January 18, 2010, our Corporate Governance/Nominating Committee recommended, and our Board nominated, Dr. Chris L. Koliopoulos for election as a director at our Annual Meeting, in addition to the nominees described in Proposal No. 1 of the Proxy Statement, to serve until the next Annual Meeting of Stockholders.

Biographical and Other Information

Dr. Chris L. Koliopoulos, 57, nominee for director, is our Chief Executive Officer and President since January 18, 2010. Under his employment agreement with Zygo, Dr. Koliopoulos was appointed a member of the Board of Directors upon commencement of his employment by Zygo. He was an early investor in Zemetrics, Inc. (“Zemetrics”), an Arizona-based manufacturer of optical metrology systems, in 2007 and served as a director and advisor to the company until January 18, 2010, when he entered into an Employment Agreement to serve as Zygo’s President and Chief Executive Officer and Zemetrics agreed to be acquired by Zygo. He previously served as President and CEO of ADE Corporation, a publicly-traded metrology equipment supplier utilizing interferometric and capacitance measurement technology, from 2002 until the company’s acquisition by KLA-Tencor in 2006. Earlier in his career, he founded and led two successful optical businesses, including WYKO Corporation and Phase Shift Technology, a company that was acquired by ADE in 1998. He served as an adjunct professor at the University of Arizona’s Optical Science Center from 1992 through 1999, and has a B.S. in optics from the University of Rochester and M.S. and Ph.D. degrees from University of Arizona.

Certain Relationships and Related Transactions

On January 18, 2010, Zygo entered into an agreement and plan of reorganization with ZMI Acquisition Corporation, a wholly-owned subsidiary of Zygo (“ZMI”), and Zemetrics, providing for Zygo’s acquisition of Zemetrics through a statutory merger with ZMI. As consideration for all of the outstanding capital stock of Zemetrics, Zygo expects to issue 250,631 restricted shares of Common Stock to the shareholders of Zemetrics, which shares have a fair market value of $1,940,754 (based upon the average of the closing prices of Zygo’s Common Stock reported by the NASDAQ Stock Market during the forty trading days ending two days prior to the projected closing date of January 22, 2010 (the “Average Trading Price”)). In addition, Zygo expects to issue 110,586 restricted shares of Common Stock (based upon the Average Trading Price) to shareholders of Zemetrics in payment of $840,000 principal amount of outstanding loans (plus accrued interest thereon), from such shareholders to Zemetrics. The foregoing includes 195,791 restricted shares of Common Stock that Zygo expects to issue to Dr. Koliopoulos, consisting of 106,233 restricted shares of Common Stock with a fair market value (based upon the Average Trading Price) of approximately $822,592 as consideration for the purchase of his shares of Zemetrics stock, and 89,558 restricted shares of Common Stock (based upon the Average Trading Price) in payment of $680,000 principal amount of outstanding loans (plus accrued interest thereon), from Dr. Koliopoulos to Zemetrics.

3

Security Ownership of Dr. Koliopoulos

As of January 20, 2010, Dr. Koliopoulos beneficially owned 9,000 shares of Common Stock. As described previously, Zygo expects to issue an aggregate of approximately 195,791 restricted shares of Common Stock to Dr. Koliopoulos at the closing of the Zemetrics acquisition.

Vote Required and Recommendation of Our Board of Directors

The affirmative vote of a plurality of the shares of Common Stock voting in person or by proxy is required for the election of directors. Shares of Common Stock held by stockholders present in person at the Annual Meeting that are not voted for a nominee or shares held by stockholders represented at the Annual Meeting by proxy from which authority to vote for a nominee has been properly withheld (including broker non-votes) will not affect the election of the nominees receiving the plurality of votes. Each amended proxy received will be voted “FOR” the election of each of the named nominees for director in Proposal No. 1 and Proposal No. 3, and “FOR” Proposal No. 2, unless otherwise specified in the proxy. Dr. Koliopoulos has consented to be named as a nominee for director in this Supplement and to serve if elected. If Dr. Koliopoulos should not be available for election as contemplated, the shares represented by the proxy will be voted for the person, if any, who is designated by the Board of Directors to replace Dr. Koliopoulos as nominee.

4

OTHER MATTERS COMING BEFORE THE MEETING

As of the date of this Supplement, the Board of Directors does not know of any matters to be presented to the meeting other than the matters set forth in the attached Amended Notice of Annual Meeting of Stockholders. If any other matter properly comes before the meeting, it is intended that the holders of the proxies will vote thereon in their discretion.

By Order of the Board of Directors
PAUL JACOBS,
Secretary

January 21, 2010

5

ZYGO CORPORATION 21 LAUREL BROOK ROAD P.O. BOX 448 MIDDLEFIELD, CT 06455

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M19147-P87853	KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

ZYGO CORPORATION		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the
The Board of Directors recommends that you vote FOR the following:					number(s) of the nominee(s) on the line below.
Vote on Directors		☐	☐	☐

1. Election of Directors
Nominees:
01) Eugene G. Banucci	05) Robert B. Taylor
02) Stephen D. Fantone	06) Carol P. Wallace
03) Samuel H. Fuller	07) Gary K. Willis
04) Seymour E. Liebman	08) Bruce W. Worster

Vote on Proposals
The Board of Directors recommends you vote FOR the following proposals:	For	Against	Abstain
2. Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered accounting firm for fiscal 2010.	☐	☐	☐
3. Election of Additional Director - Dr. Chris Koliopoulos.	☐		☐
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address changes and/or comments, please check this box and write them on the back where indicated.			☐
Please indicate if you plan to attend this meeting.	☐	☐
	Yes	No

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Annual Meeting of Stockholders to be held at

Marriott New York East Side

525 Lexington Avenue at 49th Street

New York, NY 10017

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Combined Document is available at www.proxyvote.com.

M19148-P87853

ZYGO CORPORATION
Annual Meeting of Stockholders, February 10, 2010

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Dr. Bruce W. Worster and Mr. Walter A. Shephard as Proxies, and each of them acting singly, with power of substitution to each, and hereby authorize them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Zygo Corporation held of record by the undersigned on December 14, 2009, at the Annual Meeting of Stockholders to be held on February 10, 2010, at 10:00 a.m., EST or any adjournment or postponement of the meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no such direction is made, the Proxy will be voted "For" the election of each of the named nominees for Director in Proposal No. 1 and Proposal No. 3 and “For” Proposal No. 2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

*** Exercise Your Right to Vote ***

IMPORTANT NOTICE Regarding the Availability of Proxy Materials

ZYGO CORPORATION	Meeting Information
Meeting Type: Annual Meeting
For holders as of: December 14, 2009
Date: February 10, 2010 Time: 10:00 A.M. EST
	Location:	Marriott New York East Side 525 Lexington Avenue (49th St) New York, NY 10017
ZYGO CORPORATION 21 LAUREL BROOK ROAD P.O. BOX 448 MIDDLEFIELD, CT 06455

You are receiving this communication because you hold shares in the above named company.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. COMBINED DOCUMENT

How to View Online:

Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
*	If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before January 27, 2010 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available and follow the instructions.

Vote By Telephone: To vote now by telephone, call 1-800-690-6903. Use any touch-tone telephone to transmit your voting instructions. Have your proxy card in hand when you call and follow the instructions.

Vote By Mail: Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Voting Items		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the
The Board of Directors recommends that you vote FOR the following:		☐	☐	☐	number(s) of the nominee(s) on the line below.

1. Election of Directors
Nominees:
01) Eugene G. Banucci	05) Robert B. Taylor
02) Stephen D. Fantone	06) Carol P. Wallace
03) Samuel H. Fuller	07) Gary K. Willis
04) Seymour E. Liebman	08) Bruce W. Worster

The Board of Directors recommends you vote FOR the following proposals:	For	Against	Abstain
2. Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered accounting firm for fiscal 2010.	☐	☐	☐
3. Election of Additional Director - Dr. Chris Koliopoulos.	☐		☐
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Non-voting items	Yes	No	Change of Address/Comments
Please indicate if you plan to attend this meeting.	☐	☐	Please print new address or comments in the box below.

ZYGO CORPORATION

Annual Meeting of Stockholders, February 10, 2010

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Dr. Bruce W. Worster and Mr. Walter A. Shephard as Proxies, and each of them acting singly, with power of substitution to each, and hereby authorize them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Zygo Corporation held of record by the undersigned on December 14, 2009, at the Annual Meeting of Stockholders to be held on February 10, 2010, at 10:00 a.m., EST or any adjournment or postponement of the meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no such direction is made, the Proxy will be voted "For" the election of each of the named nominees for Director in Proposal No. 1 and Proposal No. 3 and “For” Proposal No. 2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Authorized Signatures - This section must be completed for your instructions to be executed.

Please sign exactly as your name(s) appear(s) hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator or other fiduciary, please give your full title as such. If a corporation or partnership, please sign as such by an authorized officer.

		/	/

Signature 1 - (Please sign on line)	Signature 2 - (Joint Owners)	Date - (Please print date)